LEE ENTERPRISES, INCORPORATED
                   PROXY FOR ANNUAL MEETING--FEBRUARY 1, 1996

            COMBINED PROXY FOR COMMON STOCK AND CLASS B COMMON STOCK

         Lloyd G. Schermer and Richard D. Gottlieb, or either of them, each with power of substitution, are authorized to vote all shares of Common Stock and Class B Common Stock which the undersigned is entitled to vote at the annual meeting of stockholders of Lee Enterprises, Incorporated to be held February 1, 1996 and at any adjournment thereof, on the following matters.

         Management recommends a vote FOR:

1.  ELECTION OF DIRECTORS


         ---      FOR all nominees listed below (except as marked to
         ---      the contrary below).

         ---      WITHHOLD AUTHORITY to vote for all nominees listed
         ---      below.



    Nominee                                         Term
    -------                                        -------

    Rance E. Crain                                 3 years
    Richard D. Gottlieb                            3 years
    Phyllis Sewell                                 3 years
    Richard W. Sonnenfeldt                         1 year

   2. Approval of the Company's Annual Incentive Bonus Program for Key Executives as described in Proposal 2 in the Proxy
Statement;

   3. To amend the Company's 1990 Long Term Incentive Plan as described in Proposal 3 in the Proxy Statement;

   4.  To amend and extend the Company's 1977 Employee Stock
Purchase Plan as described in Proposal 4 in the Proxy Statement;

   5.  To approve the Company's 1996 Stock Plan for Non-Employee
Directors; and

   6. In their discretion, upon such other matters as may prop erly come before the meeting.

         (Continued and to be signed on reverse side)

         THIS PROXY IS SOLICITED BY MANAGEMENT.  EVERY
         PROPERLY SIGNED PROXY WILL BE VOTED AS
         DIRECTED.  UNLESS OTHERWISE DIRECTED, PROXIES
         WILL BE VOTED FOR ITEMS 1 THROUGH 5, INCLUSIVE,
         AND IN THE DISCRETION OF MANAGEMENT IN CONNECTION
         WITH ITEM 6.


         DATED:            , 199  .        ------------------------------------
                -----------     --
                                           Signature



                                           -------------------------------------
                                           Signature



(PLEASE sign exactly as your name appears hereon. Executors, administrators, trustees, custodians, etc. should give full title. If shares are registered in joint names, each owner should sign.)